American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
August 31, 2020

Focused Global Growth - Schedule of Investments
AUGUST 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.4%
Brazil — 3.3%
B3 SA - Brasil Bolsa Balcao	2,037,200	21,920,770
China — 4.3%
Alibaba Group Holding Ltd., ADR(1)	100,300	28,789,109
France — 2.2%
Peugeot SA(1)	845,330	14,505,660
Hong Kong — 6.1%
AIA Group Ltd.	1,671,200	17,003,013
Hong Kong Exchanges & Clearing Ltd.	473,283	23,792,234
		40,795,247
Hungary — 1.1%
OTP Bank Nyrt(1)	224,353	7,547,640
India — 2.7%
HDFC Bank Ltd.(1)	1,191,180	17,978,789
Japan — 2.2%
Shiseido Co. Ltd.	255,200	14,842,252
Switzerland — 5.9%
Lonza Group AG	35,100	21,748,760
Zurich Insurance Group AG	46,220	17,100,653
		38,849,413
United Kingdom — 3.2%
London Stock Exchange Group plc	177,791	20,914,268
United States — 68.4%
Adobe, Inc.(1)	36,957	18,973,354
Amazon.com, Inc.(1)	12,348	42,612,454
American Express Co.	154,050	15,649,939
Aptiv plc	207,100	17,835,452
Avantor, Inc.(1)	774,260	17,475,048
Bio-Rad Laboratories, Inc., Class A(1)	32,984	16,775,332
Boston Scientific Corp.(1)	433,595	17,786,067
Charles Schwab Corp. (The)	402,318	14,294,358
Cheniere Energy, Inc.(1)	337,650	17,574,682
Danaher Corp.	83,255	17,189,660
Equinix, Inc.	22,786	17,995,927
Fidelity National Information Services, Inc.	116,507	17,575,081
FMC Corp.	159,100	17,001,426
HEICO Corp.	118,100	12,981,552
IHS Markit Ltd.	215,190	17,197,985
L3Harris Technologies, Inc.	76,690	13,860,951
Lowe's Cos., Inc.	122,840	20,230,520
MasterCard, Inc., Class A	53,630	19,209,730
Monster Beverage Corp.(1)	225,310	18,894,497
NXP Semiconductors NV	136,190	17,127,254
Pioneer Natural Resources Co.	117,758	12,238,589
ServiceNow, Inc.(1)	40,640	19,589,293
Teleflex, Inc.	43,688	17,167,200
Texas Instruments, Inc.	129,100	18,351,565

Visa, Inc., Class A	84,792	17,975,056
		453,562,972
TOTAL COMMON STOCKS (Cost $464,515,793)		659,706,120
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.375%, 6/30/22 - 4/30/26, valued at $1,676,048), in a joint trading account at 0.05%, dated 8/31/20, due 9/1/20 (Delivery value $1,642,679)		1,642,677
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $2,233,913), at 0.05%, dated 8/31/20, due 9/1/20 (Delivery value $2,190,003)		2,190,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,193	2,193
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,834,870)		3,834,870
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $468,350,663)		663,540,990
OTHER ASSETS AND LIABILITIES†		(285,314)
TOTAL NET ASSETS — 100.0%		$663,255,676

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	23.6%
Information Technology	19.5%
Consumer Discretionary	18.6%
Health Care	16.3%
Industrials	6.7%
Consumer Staples	5.0%
Energy	4.4%
Real Estate	2.7%
Materials	2.6%
Cash and Equivalents*	0.6%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Brazil	—	21,920,770	—
France	—	14,505,660	—
Hong Kong	—	40,795,247	—
Hungary	—	7,547,640	—
India	—	17,978,789	—
Japan	—	14,842,252	—
Switzerland	—	38,849,413	—
United Kingdom	—	20,914,268	—
Other Countries	482,352,081	—	—
Temporary Cash Investments	2,193	3,832,677	—
	482,354,274	181,186,716	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.